MetLife Investors(R)

                          Variable Annuity Application

                                                  Send Application and check to:
                                       First MetLife Investors Insurance Company
                                           Policy Service Office: P.O. Box 10366
                                                     Des Moines, Iowa 50306-0366
                                             For assistance call: 1-800 848-3854
First MetLife Investors Variable Annuity Class AA
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ACCOUNT INFORMATION
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
1.  Annuitant
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
                                                                 Social
____________________________________________________________     Security Number ___________ -- __________ -- __________
Name        (First)     (Middle)     (Last)

                                                                 Sex [ ]M   [ ]F    Date of Birth _______/_______/______

____________________________________________________________
Address     (Street)    (City)       (State)     (Zip)           Phone ( _____) ________________________________________

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2.  Owner (Complete only if different than Annuitant)
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Correspondence is sent to the Owner.

                                                                 Social Security/
____________________________________________________________     Tax ID Number ___________ -- ___________ -- ___________
Name        (First)     (Middle)     (Last)

                                                                 Sex [ ]M   [ ]F    Date of Birth/Trust _____/____/_____

____________________________________________________________
Address     (Street)    (City)       (State)     (Zip)           Phone ( _____) ________________________________________

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3.  Joint Owner
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                                                                 Social
____________________________________________________________     Security Number ___________ -- __________ -- __________
Name        (First)     (Middle)     (Last)

                                                                 Sex [ ]M   [ ]F    Date of Birth _______/_______/______

____________________________________________________________
Address     (Street)    (City)       (State)     (Zip)           Phone ( _____) ________________________________________

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

4.  Beneficiary
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Show full name(s), address(es), relationship to Owner, Social Security
Number(s), and percentage each is to receive. Use the Special Requests section if additional space is needed. Unless specified otherwise in the Special Requests section, if Joint Owners are named, upon the death of either Joint Owner, the surviving Joint Owner will be the primary beneficiary, and the beneficiaries listed below will be considered contingent beneficiaries.

                                                        -        -
________________________________________________________________________________
Primary Name       Address         Relationship    Social Security Number      %

                                                        -        -
________________________________________________________________________________
Primary Name       Address         Relationship    Social Security Number      %

                                                        -        -
________________________________________________________________________________
Contingent Name    Address         Relationship    Social Security Number      %

                                                        -        -
________________________________________________________________________________
Contingent Name    Address         Relationship    Social Security Number      %
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5.  Plan Type
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[ ] NON-QUALIFIED
QUALIFIED
[ ] 401
[ ] 403(b) TSA Rollover*

408 IRA* (check one of the options listed below)

Traditional IRA               SEP IRA                       Roth IRA
---------------               -------                       --------
[ ] Transfer                  [ ] Transfer                  [ ] Transfer
[ ] Rollover                  [ ] Rollover                  [ ] Rollover
[ ] Contribution - Year_____  [ ] Contribution - Year_____  [ ] Contribution - Year_____

*The annuitant and owner must be the same person.
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6.  Purchase Payment
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Funding Source of Purchase Payment
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[ ] 1035 Exchange             [ ] Check                     [ ] Wire

Initial Purchase Payment $______________________________________________________
                               Make Check Payable to First Metlife Investors

(Estimate dollar amount for 1035 exchanges, transfers, rollovers, etc.)

Minimum Initial Purchase Payment:
  $5,000 (Non-Qualified)   $2,000 (Qualified)
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4515 (5/04)                                                        APPVA-504AANY

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RIDER
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7.  Benefit Rider (subject to age restrictions )
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These riders may only be chosen at time of application. Please note, there are additional charges for the optional riders. Once elected these options may not be changed.

1)  [ ] Living Benefit Rider (GMIB)

2) Death Benefit Riders (Check one. If no election is made, the Principal Protection option will apply).

    [ ] Principal Protection

    [ ] Annual Step-up

The GMIB has limited usefulness in connection with tax-qualified contracts, such as IRAs, because if the GMIB is not exercised on or before the date required minimum distributions must begin under a qualified plan, the certificate owner or beneficiary might be unable to exercise the GMIB benefit under the rider due to the restrictions imposed by the minimum distribution requirements. If you plan to exercise the GMIB after your required minimum distribution beginning date under an IRA, you should consider whether the GMIB is appropriate for your circumstances. You should consult your tax advisor.
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COMMUNICATIONS
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8.  Special Requests
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9.  Replacements
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Does the applicant have any existing life insurance policies or annuity
contracts?                                                       [ ] Yes  [ ] No

Is this annuity being purchased to replace any existing life insurance or
annuity policy(ies)?                                             [ ] Yes  [ ] No

If "Yes", applicable disclosure and replacement forms must be attached.
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10. Acknowledgement and Authorization
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I (We) agree that the above information and statements and those made on all pages of this application are true and correct to the best of my (our) knowledge and belief and are made as the basis of my (our) application. I (We) acknowledge receipt of the current prospectus of First MetLife Investors Variable Annuity Account One. PAYMENTS AND VALUES PROVIDED BY THE CONTRACT FOR WHICH APPLICATION IS MADE ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.
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________________________________________________________________________________
          (Owner Signature & Title, Annuitant unless otherwise noted)

________________________________________________________________________________
                        (Joint Owner Signature & Title)

________________________________________________________________________________
                  (Signature of Annuitant if other than Owner)

Signed at_______________________________________________________________________
                            (City)                     (State)

Date ___________________________________________________________________________

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11. Agent's Report
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________________________________________________________________________________
                                Agent's Signature

________________________________________________________________________________
                                      Phone

________________________________________________________________________________
                             Agent's Name and Number

________________________________________________________________________________
                            Name and Address of Firm

________________________________________________________________________________
                             State License ID Number

________________________________________________________________________________
                              Client Account Number

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Home Office Program Information:
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Select one. Once selected, the option cannot be changed.

Option A ________________     Option B ______________________
Default as defined in the Selling Agreement or determined by firm.
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4515 (5/04)                                                        APPVA-504AANY